VOYAGEUR MUTUAL FUNDS III

Delaware Growth Stock Fund

Supplement to the Fund's
Class A, B & C Prospectus and the Institutional Class Prospectus
each dated June 29, 2000

The Board of Trustees of Voyageur Mutual Funds III (the "Trust") unanimously voted to change the investment objective and name of the Delaware Growth Stock Fund series (the "Fund") of the Trust to Delaware Core Equity Fund effective close of business on June 28, 2001 and to change the Fund's investment strategy, effective as of the date of this Supplement.

Accordingly, the disclosure under the headings "What are the Fund's goals" and "What are the Fund's main investment strategies" is amended to read in its entirety as follows:

What are the Fund's goals?
Delaware Growth Stock Fund seeks long-term capital appreciation. The Fund typically invests in large capitalization companies with relatively consistent earnings growth records. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
We invest primarily in common stocks that we believe have the potential for long-term capital appreciation. The Fund invests in large capitalization companies that we believe have the potential for consistent long-term earnings growth. The Fund invests in a combination of stocks with growth and value characteristics. Stocks with growth characteristics are stocks of companies that we believe will experience earnings growth at a rate faster than that of the U.S. economy in general. Stocks with value characteristics are stocks that we believe are undervalued and have an above-average potential to increase in price.

The discussion under the section entitled "Our investment strategies" under "How we manage the Fund" is amended to read in its entirety as follows:

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following is a description of how the portfolio managers pursue the Fund's investment goal.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Fund seeks long-term capital appreciation. Our strategy for the Fund is to invest primarily in common stocks.

The manager uses a bottom-up approach and evaluates stocks based on both growth and value characteristics. The Fund will invest primarily in stocks of companies with a market capitalization of at least $5 billion. The manager looks for investment opportunities by first identifying companies with the following characteristics: high sales and operating earnings growth, stable earnings growth rates, low debt-to-capital ratios, and high return on equity. The manager then evaluates those companies based on their industry prospects, the quality of company management and the strength of the company's position among its competitors. The manager also assesses a stock's valuation, analyzing factors such as a stock's price-to-earnings ratio relative to its growth rate, and the stock's valuation relative to historical levels, its competitors and peers, and to the overall market.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The disclosure under the heading "Who manages the Fund" is deleted in its entirety and replaced with the following:

Investment manager and sub-adviser
Delaware Growth Stock Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Voyageur Asset Management, Inc. ("VAM") provides sub-advisory services with respect to the Fund. VAM is responsible for day-to-day management of the Fund's assets. VAM is an indirect wholly-owned subsidiary of Royal Bank of Canada, a major diversified financial services company based in Toronto. Delaware Management Company administers the Fund's business affairs and has ultimate responsibility for all investment advisory services for the Fund. Delaware Management Company also supervises VAM's performance. For their services, the manager and VAM were paid an aggregate fee of 0.65% of average daily net assets for the last fiscal year. Pursuant to the current agreement between Delaware Management Company and VAM that became effective on April 20, 2001, VAM provides sub-advisory services to the Fund on an at-cost basis.

Portfolio manager
Michael T. Lee and Jerold L. Stodden have primary responsibility for making day-to-day investment decisions for the Fund. In making investment decisions for the Fund, Mr. Lee and Mr. Stodden frequently consult with Charles F. Henderson, David J. Cox, Nancy M. Scinto, Steven A. Rusnak, Linda M. Wieczorek and S. Shireen Eddleblute.

Michael T. Lee, Vice President, Portfolio Manager, Senior Equity Analyst
Mr. Lee is the Chairman of the Large Cap Core Equity Committee and has served as primary equity analyst for VAM's High Quality Growth Equity strategy since 1993. Also, he has been responsible for developing VAM's tax-advantaged equity strategy firmwide. Prior to joining VAM in 1993, he was a Strategic Systems Developer for Northwest Airlines. Mr. Lee earned a BA from DePauw University and an MBA from the University of Minnesota. He is also a Chartered Financial Analyst.

Jerold L. Stodden, Vice President, Senior Equity Portfolio Manager
Mr. Stodden came to VAM in 1999 as part of the large cap growth equity team joining VAM from Chicago Trust Company. He is a 33-year industry veteran and had been with Chicago Trust for his entire career. He last served Chicago Trust Company as a Senior Portfolio Manager, and had previously served as Director of Equity Research and as an Equity Analyst. He holds a BA from Western Michigan University, an MBA from Indiana University, and is a Chartered Financial Analyst.

Charles F. Henderson, Executive Vice President, Chief Investment Officer-Growth Equity Team
Mr. Henderson joined VAM in 1999 and prior to that served as Executive Vice President and Chief Investment Officer for the Chicago Trust Company, where he oversaw all investment activities of that firm. He began his career in the investment management business in 1965, and assembled Chicago Trust Company's growth equity team in 1994. Prior to his association with VAM and Chicago Trust, Mr. Henderson was with Northern Trust Company and Wright Investor Services. He earned a BA from Dartmouth College. Mr. Henderson is a member of the Newcomen Society.

David J. Cox, Vice President, Senior Equity Portfolio Manager, Director of Equity Research
Mr. Cox joined VAM from Chicago Trust Company in 1999 along with three other members of the firm's large cap growth equity team. Prior to joining VAM, Mr. Cox was Chicago Trust's Director of Equity Research and previously served that firm as a portfolio manager and senior equity analyst. Prior to his experience at VAM and Chicago Trust, Mr. Cox held analyst positions at Driehaus Securities and at Kirr, Marbach & Company. Mr. Cox has 16 years of experience in the investment management business. He holds a BS from the University of Illinois, an MBA from Indiana University, and is a Chartered Financial Analyst.

Nancy M. Scinto, Vice President, Senior Equity Portfolio Manager, Senior Equity Analyst
Ms. Scinto joined VAM in 1999 from Chicago Trust Company, where she managed institutional accounts and mutual funds. Ms. Scinto has 16 years of experience in the investment management business, in positions that have included personal trust, equity trader, senior equity analyst and portfolio manager. Ms. Scinto also contributes strongly to the VAM growth equity research efforts, where her areas of specialization are the technology, consumer products, and leisure and entertainment sectors. Ms. Scinto holds a BA from Governors State University and an MBA from DePaul University.

Steven A Rusnak, Vice President, Portfolio Manager, Senior Equity Analyst
Mr. Rusnak joined VAM from Chicago Trust Company in 1999. He provides the VAM large cap growth equity team with his skills in fundamental equity research over a diverse group of industries from financials to health care. Prior to joining Chicago Trust, where he was a senior equity analyst and portfolio manager, Mr. Rusnak was a senior equity analyst at Mesirow Financial. Additionally, he was an analyst for the State Teachers Retirement System of Ohio and a portfolio analyst at Feldman Securities Corporation. He earned BA and MBA degrees from the University of Michigan and is a Chartered Financial Analyst. Mr. Rusnak has been in the investment management industry since 1985.

Linda M. Wieczorek, Vice President, Portfolio Manager, Senior Equity Analyst
Ms. Wieczorek has been in the investment management business since 1984 and joined VAM from Chicago Trust Company in 1999. She provides the firm fundamental research in a wide group of industries from telecommunications to pharmaceuticals. Ms. Wieczorek's prior professional experience includes positions as a pension consultant for Stratford Advisory Group and as a research analyst/portfolio manager for Madison Asset Group. She holds a BS from the University of Illinois-Chicago and an MBA from University of Chicago.

S. Shireen Eddleblute, Equity Analyst
Ms. Eddleblute joined VAM in 1999 from Firstar Bank, where she was an Equity Research Analyst. She provides the VAM growth equity team with fundamental research over a wide group of industries from insurance to media. Ms. Eddleblute has been in the investment management business since 1993. In addition to her associations with VAM and Firstar, Ms. Eddleblute has prior professional experience with Wellington Management and Prudential Securities. She holds a BS in Business Administration from Ohio State University and an MBA from Suffolk University.

This Supplement is dated May 9, 2001